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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549

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                                    FORM 8-K/A

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):           June 25, 1999


                              Hecla Mining Company

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             (Exact name of registrant as specified in its charter)


                                    Delaware

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                 (State or other jurisdiction of incorporation)


          1-8491                             82-0126240

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(Commission File Number)      (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788

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(Address of principal executive offices)               (Zip Code)


                                 (208) 769-4100

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                         (Registrant's Telephone Number)









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Item 2.   Acquisition or Disposition of Assets
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          See Item No. 5.


Item 5.   Other Events.
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          On  June  28,  1999 the Registrant  issued the press release, which is incorporated herein by this reference relating to the Registrant's closing of the purchase of all outstanding common stock of Monarch Resources Investments Limited on June 25, 1999.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     Exhibit  4.1  -  Purchase  Agreement between  Monarch  Resources
                      Limited and Hecla Mining Company dated May 17, 1999

     Exhibit 99 - News Release dated June 28, 1999 (filed previously)




                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         HECLA MINING COMPANY




                         By:  /s/ Michael B. White
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                            Name:  Michael B. White
                            Title: Vice President - General Counsel


Dated:  July 12, 1999







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                                  EXHIBIT INDEX



Exhibit No.                   Title
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 4.1              Purchase  Agreement between  Monarch  Resources Limited
                  and Hecla Mining Company dated May 17, 1999










































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